COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 6:-	COMMITMENTS AND CONTINGENCIES

a.
The Company provided bank guarantees in the amount of $ 546 in favor of its offices' lessor in Israel, foreign currency derivative contracts and credit card security for its U.S. subsidiary. In addition, the Company provided check deposit in the amount of $ 74 in favor of its offices' lessor in California, U.S.

b.
Under the OCS royalty-bearing programs, the Company is not obligated to repay any amounts received from the OCS if it does not generate any income from the results of the funded research program(s). If income is generated from a funded research program, the Company is committed to pay royalties at a rate of between 3% to 5% of future revenue arising from such research program(s), and up to a maximum of 100% of the amount received, linked to the U.S. dollar (for grants received under programs approved subsequent to January 1, 1999, the maximum to be repaid is 100% plus interest at LIBOR).

For the six-month period ended June 30, 2015 and 2014, the Company has an aggregate of paid and accrued royalties to the OCS, recorded as cost of revenue in the consolidated statement of comprehensive loss, in the amount of $ 26 and $ 143, respectively.

As of June 30, 2015, the Company's aggregate contingent obligations for payments to OCS, based on royalty-bearing participation received or accrued, net of royalties paid or accrued, totaled approximately to $ 8,741

c.
Under the Israel-U.S. Binational Industrial Research and Development (" BIRD") plan, the Company is not obligated to repay any amounts previously received from BIRD if it does not generate any income from the outcome of the funded research program. As of June 30, 2015 the Company accounted for proceeds under BIRD plan in total aggregate amount of approximately $ 500, received in the period between December 2005 and March 2012. As of June 30, 2015 the Company does not expect any income to be generated from the outcome of the funded research BIRD plan and as such no obligation was recorded.

d.
On June 25, 2012 the Company and its U.S subsidiary entered into an Antibodies Discovery Collaboration Agreement (the "Antibodies Discovery Agreement") with a U.S. antibody technology company ("mAb Technology Company"), providing an established source for fully human mAbs. Under the Antibodies Discovery Agreement the mAb Technology Company will be entitled to certain royalties that could be eliminated, upon payment of certain one-time fees (all payments referred together as "Contingent Fees"). As of June 30, 2015 the Company did not incur any obligation for such Contingent Fees.

e.
For the period ended June 30, 2015 and for the year ended December 31, 2014 the Company is obligated for certain Participation Rights payments, under the Termination and Equity Conversion Agreement with Baize (“Agreement”). As of June 30, 2015 the Company does not have any outstanding obligations for Participation Rights under the Agreement. .

f.
On May 9, 2012, the Company entered into an agreement (the " Agreement") with a U.S. business development strategic advisor ("Advisor") for the purpose of entering into transactions with pharma companies related to select Pipeline Program Candidates. The Agreement was terminated in 2014; however, payment obligations relating to a specific transaction with a pharma company in the amount of 4% of cash consideration received by the Company survives such termination.

As of June 30, 2015 the Company does not have any outstanding obligation for payments under the aforementioned agreements.